Filed pursuant to Rule 497(e)     Registration Statement Nos. 33-29180
							 and 811-05823

              Supplement dated July 31, 2009, to the
        Prospectus dated November 28, 2008, regarding the
   Domini European PacAsia Social Equity Fund,SM Domini European
  Social Equity Fund,SM Domini PacAsia Social Equity Fund,SM
                and the Domini Social Equity FundR

 IMPORTANT INFORMATION REGARDING INVESTMENT POLICY CHANGES FOLLOWS.

Domini European PacAsia Social Equity Fund, Domini European Social Equity
 Fund,and the Domini PacAsia Social Equity Fund
(each a "Foreign Fund," and collectively, the "Foreign Funds")

The Foreign Funds will be changing their investment strategies and then reorganizing into one new international Domini fund, effective as of the close of business on November 27, 2009. The new international Domini fund will have the same investment objective, policies and restrictions, investment management personnel, services, and net expenses as each Foreign Fund after the investment strategy change.

Primary Investment Strategies and Name Changes. The Board of Trustees of the Foreign Funds approved changes to the primary investment strategy and name of each Foreign Fund to reflect a focus on investment in stocks of companies located throughout the world. Effective as of the close of business on November 27, 2009, each Foreign Fund's primary investment strategy will be as follows:

 The Fund primarily invests in stocks of companies located in Europe, the Asia-Pacific region, and throughout the rest of the world. The Fund's investment approach incorporates Domini's social and environmental standards. The Fund normally invests in the securities of companies that are tied economically to at least 10 countries, other than the U.S.

 Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities and related investments with similar economic characteristics. The Fund will provide shareholders with at least 60 days prior written notice if it changes this 80% policy. The Fund may invest in companies of any capitalization, but under normal market conditions will invest primarily in mid-cap to large-cap companies.
 Domini defines mid-cap and large-cap companies to be those companies with a market capitalization at the time of purchase between $2 and $10 billion, or greater than $10 billion, respectively. It is expected that at least 80% of the Fund's assets will be invested in mid-cap to large-cap companies under normal market conditions.

 The Fund may invest in securities of both developed and emerging market countries (or in equivalent shares such as American Depository Receipts, European Depository Receipts, Global Depository Receipts, or other securities representing underlying shares of foreign companies).

 Domini evaluates the Fund's potential investments against its social and environmental standards based on the businesses in which they engage, as well as on the quality of their relations with key stakeholders, including communities, customers, ecosystems, employees, investors, and suppliers. For additional information about the standards Domini uses to evaluate potential investments and the securities held by the Fund, and certain limitations on investments, please see "Socially Responsible Investing." Domini reserves the right to alter its social and environmental standards or the application of those standards, or to add new standards, at any time without shareholder approval.

 The Fund's submanager uses a proprietary quantitative model to select investments from among those which Domini has notified the submanager are eligible for investment. The submanager seeks to invest in securities that it believes are undervalued by the market and favorably positioned according to certain market indicators such as earnings growth and price momentum. Portfolio sector weights are

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 managed relative to the Fund's benchmark, the MSCI EAFE Index; consequently, the Fund may invest a significant percentage of its assets in a single sector if that sector represents a large proportion of the benchmark.

 Under normal circumstances, the submanager will seek to remove a security from the Fund's portfolio within 90 days after receiving a notification from Domini that an investment in such security is not consistent with its social and environmental standards. Such notifications may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so. At Domini's discretion, investments that are not consistent with Domini's social and environmental standards may be retained by the Fund to support shareholder advocacy activities.

In connection with the changes to each Fund's investment strategy the Board also approved renaming the Foreign Funds as the Domini International Social Equity Fund I, Domini International Social Equity Fund II, and Domini International Social Equity Fund III, respectively, effective as of the close of business on November 27, 2009.

Reorganization. Following the investment strategy changes described above, the Foreign Funds will have the same investment objective, policies and restrictions, investment adviser and submanager, portfolio management personnel, net expenses, and distribution arrangements. The terms of each Foreign Fund's management and submanagement agreements also will be identical (except for the identity of the Fund). The Board approved the reorganization of each Foreign Fund into one new international Domini fund (each a "Reorganization"), effective as of the close of business on November 27, 2009, following the strategy and name change of each Foreign Fund. The Board determined that each Reorganization was in the best interests of the shareholders of the applicable Foreign Fund.

The newly established international Domini fund will have the same investment objective, policies and restrictions, investment adviser (Domini Social Investments LLC),submanager (Wellington Management Company LLP), portfolio management personnel, net expenses, and distribution arrangements as the Foreign Funds after the investment strategy change described above.

Pursuant to the Agreement and Plan of Reorganization (the "Plan") approved by the Board of Trustees of the Foreign Funds, Foreign Fund shareholders will receive shares of the applicable class of the new international Domini fund having an aggregate value equal to the aggregate value of the shares of the corresponding class of the applicable Foreign Fund at the time of the Reorganization. Costs related to each Reorganization will be paid by Domini Social Investments LLC. Each Reorganization is expected to be a tax-free reorganization for federal income tax purposes and will not trigger any redemption fees.

                      Domini Social Equity Fund

Effective as of November 27, 2009, Domini Social Investments LLC has contractually agreed to waive certain fees and/or reimburse certain expenses for the Investor shares and Institutional shares of the Domini Social Equity Fund,so that expenses, net of waivers and reimbursements, will not exceed on a per annum basis, 1.25% and 0.75%, respectively, absent an earlier modification by the Board, which oversees the Fund.

If you have any questions concerning this supplement, please contact Domini at 1-800-582-6757.

      PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.